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J.P. Morgan Institutional International Bond Fund
Supplement dated  2/18/98 to the Prospectus dated 1/2/98:

The  following   corrects  and  replaces  "ANNUAL   OPERATING   EXPENSES",  the
corresponding footnote, and "EXAMPLE" on page 2 of the prospectus:

ANNUAL OPERATING EXPENSES*


Advisory Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   0.35%
Rule 12b-1 Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . .     None
Other Expenses (after expense reimbursement)  . . . . . . . . . . . . .   0.30%

Total Operating Expenses (after expense reimbursement)  . . . . . . . .   0.65%


* Fees and expenses are expressed as a percentage of the average net assets of the Fund after expense reimbursement for the fiscal year ended September 30, 1997. This reimbursement arrangement applies through January 31, 1999. See Management of the Trust and the Portfolio. Without current reimbursements, Other Expenses and Total Operating Expenses would be equal to 2.06% and 2.41%, respectively, for the most recently completed fiscal year.

EXAMPLE

An investor would pay the following  expenses on a $1,000  investment,  assuming
(1) 5% annual return and (2) redemption at the end of each time period:

 1 Year   . . . . . . . . . . . . . .. . . . . . . . . . . . . . .  $  7

 3 Years  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $ 21

 5 Years  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $ 36

10 Years . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $ 81



The following corrects and replaces the second paragraph under "Expenses" on page 13:

Morgan has agreed that it will reimburse the Fund through at least January 31, 1999 to the extent necessary to maintain the Fund's operating expenses (which includes expenses of the Fund and the Portfolio) at the annual rate of 0.65% of the Fund's average daily net assets. This limit does not cover extraordinary expenses during the period. There is no assurance that Morgan will continue this waiver beyond the specified period.